UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2008
                                                           -------------


                        Energy Services Acquisition Corp.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                     001-32998                20-4606266
           ---------                 ---------------             ----------
 (State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                     Identification No.)

               2450 First Avenue, Huntington, West Virginia 25703
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                    (Address of principal executive offices)

                                 (304) 528-2791
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                ---------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

| |  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
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               On July 15, 2008, Energy Services Acquisition Corp. (the "Company") announced the postponement of their Special Meeting originally scheduled for July 17, 2008. The Special Meeting has been rescheduled for July 31, 2008 at 10:00 a.m. to be held at the Pullman Plaza Hotel in Huntington, West Virginia. A copy of the press release which is attached as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

        (d)    Exhibits:

               The following Exhibit is attached as part of this report:

               99.1 Press release of Energy Services Acquisition Corp. announcing the postponement of their Special Meeting.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ENERGY SERVICES ACQUISITION CORP.



DATE: July 15, 2008                       By:  /s/ Marshall T. Reynolds
                                               -------------------------------
                                               Marshall T. Reynolds
                                               Chairman, Chief Executive Officer
                                                and Secretary
                                               (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
   99.1            Press release of Energy Services Acquisition Corp. announcing the postponement of their Special Meeting.